UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2005

 CONCORDE CAREER COLLEGES, INC.
(Exact name of registrant as specified in its charter)

Delaware - (State or Other Jurisdiction of Incorporation)

Commission File No. 0-16992                         IRS Employer Identification Number - 43-1440321

5800 Foxridge, Suite 500, Mission, Kansas , 66202
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (913) 831-9977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 7, 2005, the Board of Directors of Concorde Career Colleges, Inc. (the "Company") elected Harry T. Wilkins to the Board of Directors. Mr. Wilkins will serve as Chairman of the Audit Committee. Following the election of Mr. Wilkins, the Company was notified by Nasdaq that it was in compliance with the independent director and audit committee requirements for continued listing on The Nasdaq Stock Market set forth in Marketplace Rules 4350(c)(1) and 4350(d)(2). The correspondence is attached as exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.

99.1 Text of Press Release issued by the Company dated July 7, 2005.
99.2 Text of correspondence received from Nasdaq dated July 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CONCORDE CAREER COLLEGES, INC.
                                                DATED: July 7, 2005
                                                By:

                                                             Jack L. Brozman, Chief Executive Officer
                                                By:

                                                   Paul R. Gardner, Chief Financial Officer